UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29,2013

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02                                           Results of Operations and Financial Condition

On July 29, 2013, Northeast Bancorp, a Maine corporation (the “Company”), issued a press release announcing its earnings for the fourth quarter of fiscal 2013 and declaring the payment of a dividend. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 9.01                                           Financial Statements and Exhibits

(c)                                                                                  Exhibits

Exhibit No.	Description

99.1	Press Release dated July 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Claire S. Bean
Name:	Claire S. Bean
Title:	Chief Financial Officer

Date: July 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 29, 2013